UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2008

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-8400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 21, 2008, we filed a Form 8-K with the Securities and Exchange Commission to report, among other things, our acquisition of Regrid Power, Inc. (“Regrid Power”), a northern California designer and installer of residential and commercial solar electric systems, through a merger into one of our subsidiaries. The merger closed on October 15, 2008 and was effective for accounting purposes as of October 1, 2008. This Form 8-K/A amends and supplements the original Form 8-K and is being filed to provide the financial statements described under Item 9.01 below.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Regrid Power as of and for the year ended December 31, 2007 and the nine months ended September 30, 2008, including the report of the independent auditor, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma Financial Information.

The required unaudited pro forma combined financial information of Real Goods Solar, Inc. and Regrid Power as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007 are filed as Exhibit 99.2 hereto and incorporated herein by reference. The unaudited pro forma statements of operations for the nine months ended September 30, 2008 and the year ended December 31, 2007 also give pro forma effect to the acquisitions of Marin Solar, Inc. and Carlson Solar.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited financial statements of Regrid Power, Inc. as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007

99.2	Unaudited pro forma combined financial information as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007

Forward Looking Statements

In addition to historical information, this Form 8-K/A contains forward-looking statements that involve risks and uncertainties that could cause our actual results to differ materially from those contained in the forward-looking statements. When used in this report, the words “should”, “will,” “plans,” “may” and similar expressions are generally intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this Form 8-K/A. We undertake no obligation to publicly release any revisions to the forward-looking statements after the date of this document. You should carefully review the information described in this Form 8-K/A. You should also carefully review the risk factors described in the previously filed Form S-1 and subsequent amendments thereto, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

	By:	/s/ Erik Zech
Erik Zech
Chief Financial Officer
Date: December 19, 2008